UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             -----------------------


                    Date of Report
                    (Date of earliest
                    event reported):      November 6, 2001



                           Northland Cranberries, Inc.
             (Exact name of registrant as specified in its charter)



       Wisconsin                  0-16130                     39-1583759
  --------------------      ---------------------         --------------------
    (State or other            (Commission File               (IRS Employer
    jurisdiction of                Number)                 Identification No.)
     incorporation)

                      800 First Avenue South, P.O. Box 8020
                     Wisconsin Rapids, Wisconsin 54495-8020
        -----------------------------------------------------------------
           (Address of principal executive offices including zip code)
                                 (715) 424-4444
                       ----------------------------------
                         (Registrant's telephone number)

Item 5.  Other Events and Regulation FD Disclosure.

         On November 6, 2001, Northland Cranberries, Inc., a Wisconsin corporation (the "Company"), issued a press release (a copy of which is attached as Exhibit 99 to this Current Report on Form 8-K) announcing, among other things, that an affiliate of Sun Capital Partners, Inc. acquired control of the Company as part of a successful debt and equity restructuring. Additional information regarding the change in control and restructuring will be provided in a subsequent Current Report on Form 8-K.


Item 7.  Financial Statements and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits.

               (99) Northland Cranberries, Inc. Press Release, dated November 6, 2001








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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               NORTHLAND CRANBERRIES, INC.



Date:  November 6, 2001                        By: /s/ John Swendrowski
                                                 -------------------------------
                                                   John Swendrowski
                                                   Chairman and Chief Executive
                                                   Officer








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

                           NORTHLAND CRANBERRIES, INC.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated November 6, 2001


Exhibit No.               Description

(99)             Northland Cranberries, Inc. Press Release, dated November 6,
                 2001.











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